SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Money Market Fund -- Class A Shares
Fiscal period ending:  9/30/97
Inception date (if less than 10 years of performance):

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000        $1000

ERV =  Ending Redeemable Value   $1051.70  $1233.32     $1706.25

T   =  Average Annual
       Total Return              5.17%     4.28%        5.49%*

              *Life of fund, if less than 10 years

7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365

TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                        5.13%

CALCULATION OF 7 DAY EFFECTIVE YIELD

Formula:

       7 DAY YIELD                   52.142857)
   ((1+-------------------- )
       ( 52.142857)


7 DAY EFFECTIVE YIELD =              5.26%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Money Market Fund -- Class B Shares
Fiscal period ending:  9/30/97
Inception date (if less than 10 years of performance):

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1000       $1000     $1000

ERV =  Ending Redeemable Value   $1046.46    $1202.35  $1625.57

T   =  Average Annual
       Total Return              4.65%        3.76%     4.98*

              *Life of fund, if less than 10 years

7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365

TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                        4.63%


CALCULATION OF 7 DAY EFFECTIVE YIELD

Formula:

       7 DAY YIELD                   52.142857)
   ((1+-------------------- )
       ( 52.142857)

7 DAY EFFECTIVE YIELD =              4.74%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Money Market Fund -- Class M Shares
Fiscal period ending:  9/30/97
Inception date (if less than 10 years of performance):

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000        $1000

ERV =  Ending Redeemable Value   $1050.11  $1224.04     $1680.85

T   =  Average Annual
       Total Return              5.01%     1.13%       5.33%*

              *Life of fund, if less than 10 years

7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365

TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                        4.98    %

CALCULATION OF 7 DAY EFFECTIVE YIELD

Formula:

       7 DAY YIELD                   52.142857)
   ((1+-------------------- )
       ( 52.142857)

7 DAY EFFECTIVE YIELD =              5.11%